FIRST AMENDMENT TO THE

                      FIRST FEDERAL BANK, A F.S.B.
           EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT

         Pursuant to rights reserved under Section XI of the First Federal Bank, A F.S.B. Executive Supplemental Retirement Income Agreement (the "Agreement") entered into as of July 1, 1993 by First Federal Bank, A F.S.B. (the "Bank") and Mary Lynn Stenftenagel ("Executive") hereby agree to amend Section 1.17 and
Section 1.18 of the Agreement effective as of October 1, 1996 to provide, in their entirety, as follows:


           1.17 "Supplemental Retirement Income Benefit" means an annual amount equal to Thirty- Five Thousand Nine Hundred Seven Dollars ($35,907). This total shall be divided by twelve
                      (12) and paid in equal monthly installments for a period of one hundred eighty (180) months.


           1.18       "Survivor's   Benefit"  means  Thirty-Five  Thousand  Nine
                      Hundred Seven Dollars (35,718) per year to be paid in one hundred eighty (180) equal monthly installments.


         This  First   Amendment  has  been  entered  into  this  25th  day  of
March 1997.



                                      FIRST FEDERAL BANK, A F.S.B.



                                      By:  /s/ Frank D. Baracani
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                                               Frank D. Baracani, President


                                            /s/ Mary Lynn Stenftenagel
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                                               Mary Lynn Stenftenagel, Executive